Funds with partnership status for federal income tax purposes may not be eligible for beneficial withholding rates, available to regulated investment companies (“RICs”), in certain foreign jurisdictions. Jackson National Asset Management (“JNAM”) has agreed to reimburse these Funds for an amount equal to the additional tax withheld. The Funds could also experience delays in receipt of tax reclaim payments due to their partnership status, as compared to the timing experienced by funds with RIC status for federal income tax purposes. JNAM has agreed to contribute to these Funds an amount equal to the outstanding tax reclaims, within the timeframe the Funds would have received payment under RIC status. The Funds will then reimburse JNAM once the reclaim payments are received from the foreign tax authorities.

For the year ended December 31, 2019, transactions between the Funds and JNAM, related to foreign tax reclaims, due to the Funds’ partnership status for federal income tax purposes, are as follows (in thousands):

Fund	Gross Payments from JNAM ($)	Reclaimed Amounts Refunded to JNAM ($)		Reclaimed Amounts Payable to JNAM ($)		Net Withholdings Tax Reimbursed by JNAM ($)
JNL/T.Rowe Price Capital Appreciation Fund	106		10		—	96